UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): March 6, 2023
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.      Other Events.

    On February 28, 2022, LivePerson, Inc. (the “Company”) filed a Notification of Late Filing on Form 12b-25 stating it was unable to file its Form 10-K for the year ended December 31, 2022 within the prescribed time period without unreasonable effort or expense because it required additional time to complete a review of revenue associated with a recently discontinued program of its subsidiary Wild Health, and to complete its in-process review of internal controls and procedures.

To provide additional clarity to investors, the Company notes that the referenced review of WildHealth revenue is anticipated to affect fourth quarter 2022 revenue attributable to WildHealth’s participation in a Medicare demonstration program, due to suspension in November 2022 of Medicare reimbursements under the program and pending further governmental review.

The Company currently anticipates filing its Form 10-K for the year ended December 31, 2022 within the fifteen calendar day grace period provided by Rule 12b-25.
Forward-Looking Statements

Statements in this filing about the Company that are not historical facts are forward-looking statements based on our current expectations and estimates. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Our current expectations may not prove to be accurate. The words “estimates,” “expects,” “anticipates,” “believes” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the filing of the Form 10-K and the results of the ongoing review. These forward-looking statements are not guarantees of future results. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting, including the possibility that the Company will not be able to recognize revenue as anticipated, the possibility that the Company may not be able to file its Form 10-K within the fifteen-day extension permitted by the rules of the U.S. Securities and Exchange Commission, and the possibility that the ongoing review may identify deficiencies in the Company's accounting practices and internal controls. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	March 6, 2023	By:	/s/ MONICA L. GREENBERG
Monica L. Greenberg
Executive Vice President of Public Policy and General Counsel